Positioned for Success Today…

Building for Success Tomorrow


New Jersey
Maryland
atlantic city electric
pepco
Delaware
Virginia
delmarva power
Virginia

AGA Financial Forum
April 29 – May 1, 2007

Pepco Holdings, Inc

Table of Contents

Pepco Holdings, Inc

Safe Harbor Statement

Some of the statements contained in today's presentation are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. These statements include all financial projections and any declarations regarding management's intents, beliefs or current expectations. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology. Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. A number of factors could cause actual results or outcomes to differ materially from those indicated by the forward-looking statements contained in this presentation. These factors include, but are not limited to, prevailing governmental policies and regulatory actions affecting the energy industry, including with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power expenses, and present or prospective wholesale and retail competition; changes in and compliance with environmental and safety laws and policies; weather conditions; population growth rates and demographic patterns; competition for retail and wholesale customers; general economic conditions, including potential negative impacts resulting from an economic downturn; growth in demand, sales and capacity to fulfill demand; changes in tax rates or policies or in rates of inflation; rules and changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; restrictions imposed by Federal and/or state regulatory commissions, PJM and other regional transmission organizations (NY ISO, ISO New England), the North American Electric Reliability Council and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that affect our business and profitability; pace of entry into new markets; volatility in market demand and prices for energy, capacity and fuel; interest rate fluctuations and credit market concerns; and effects of geopolitical events, including the threat of domestic terrorism. Readers are referred to the most recent reports filed with the Securities and Exchange Commission.

Pepco Holdings, Inc

PHI Overview

Pepco Holdings, Inc

$8.4B Revenues
$14.2B Total Assets
$5.0B Market Cap
1.8 Million Electric Customers
121,000 Gas Customers

Regulated Electric & Gas Delivery Business

pepco — A PHI Company
delmarva power — A PHI Company
atlantic city electric — A PHI Company

66% of Operating Income

Competitive Energy/ Other

conectiv energy
pepco Energy Services
PHI Investments

34% of Operating Income

Note: Financial and customer data as of December 31, 2006. Operating Income percentage calculations are for the year ended December 31, 2006, net of special items. See appendix for details.

2006 – Delivering on the Plan

- Increased the annual dividend
- Provided three year 52.6% total return to shareholders
- Filed four distribution base rate cases – each with a decoupling mechanism
  - Delmarva Power – Gas – DE (approved settlement)
  - Delmarva Power – Electric – MD
  - Pepco – Electric – MD
  - Pepco – Electric – DC
- Proposed construction of major transmission line – the Mid-Atlantic Power Pathway
- Implemented balanced SOS rate mitigation plans in MD and DE
- Achieved Conectiv Energy gross margins near the top of forecasted range
- Set record for retail electric sales in Pepco Energy Services
- Negotiated favorable settlement in Mirant bankruptcy

Pepco Holdings, Inc

Pepco Holdings, Inc

Power Delivery - Business Overview

Combined Service Territory



New Jersey
Maryland
atlantic city electric
pepco
Delaware
Virginia
delmarva power
Virginia

Regulatory Diversity*



New Jersey 20%
Virginia 1%
District of Columbia 23%
Delaware 17%
Maryland 39%

Diversified Customer Mix*



Residential 35%
Commercial 46%
Government 10%
Industrial 9%

*2006 MWh Sales

Sales and Customer Growth by Utility

	Projected Average Annual Sales Growth 2006-2010*	Projected Average Annual Customer Growth 2006-2010
Potomac Electric Power Company	1.3%	0.8%
Delmarva Power & Light Company	0.7%	1.2%
Atlantic City Electric Company	2.2%	1.3%
Average Power Delivery	1.3%	1.1%

*** Based on Weather Normalized Sales**

Note: See Safe Harbor Statement at the beginning of today's presentation.

Sales, Customer and Usage Trends

Residential weather adjusted sales have trended downward, as compared to 2005, driven by lower usage per customer

- Increased SOS supply cost and higher overall energy prices are having an impact
- Service territory economies are growing at a slower pace



Weather Adjusted Metered Residential Sales
Change Versus Prior Year
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
2005
2006
Forecast 2007
WA Sales
No. of Customers
Usage per Customer

Note: See Safe Harbor Statement at the beginning of today's presentation.

Infrastructure Investment Strategy



Construction Forecast *

(Dollars in Millions)	2007	2008	2009	2010	2011	5 Year Totals
Distribution:						
Customer Driven (new service connections, meter installations, highway relocations)	$ 175	$ 156	$ 161	$ 162	$ 168	$ 822
Reliability (facility replacements/upgrades for system reliability)	109	167	151	141	181	749
Load (new/upgraded facilities to support load growth)	98	72	59	92	122	443
Transmission	156	117	73	58	50	454
Gas Delivery	19	20	20	21	20	100
Information Technology	16	17	17	17	17	84
Corporate Support and Other	8	11	8	13	15	55
Total Power Delivery	**$ 581**	**$ 560**	**$ 489**	**$ 504**	**$ 573**	**$2,707**

**Excludes Mid Atlantic Power Pathway (MAPP) and Blueprint projects.*
Note: See Safe Harbor Statement at the beginning of today's presentation.

Pepco Holdings, Inc

Pepco Holdings, Inc

PHI's Proposed Mid-Atlantic Power Pathway (MAPP) Project

PHI has proposed a major transmission project to PJM:

- **230 mile, 500 kV line originating in northern Virginia, crossing Maryland, traveling up the Delmarva Peninsula and into southern New Jersey**
- **Significant 230 kV lines that support Maryland, Delaware and New Jersey**
- **Cost estimate as proposed - $1.2 billion; completion by 2014**



Wylie Ridge
Prexy
Pittsburgh
502
Morgantown
Bedington
Mt. Storm
Amos
Kemptown
Doubs
Baltimore
Washington, DC
Burches Hill
Possum Pt.
Chalk Pt.
Calvert Cliffs
Cedar Creek
Steele
Salem
Dennis
Cardiff
Deans
Trenton
Newark
Philadelphia
Vienna
Loretto
Indian River
Piney Grove
AP 500kV Approved / Proposal
AEP 765 kV Proposal
PHI 500 kV Proposal
PHI 230 kV Proposal
Power Plant
Substation

Status of the MAPP Project

- **PJM is currently evaluating the MAPP Project along with other major projects**
- **PHI recently completed a siting feasibility study**
  - **No fatal flaws**
  - **Issued a detailed report to PJM**
- **Expect PJM's decision in 2nd quarter 2007**

PHI Mid-Atlantic Power Pathway

Preliminary Cost

(Dollars in Millions)

	Pepco	Delmarva Power	Atlantic City Electric	Total
2007	$2	$2	$-	$4
2008	35	8	9	52
2009	75	105	6	186
2010	40	175	-	215
2011	18	210	5	233
2012	-	250	15	265
2013	-	135	30	165
2014	-	80	40	120
Total	**$170**	**$965**	**$105**	**$1,240**

Preliminary estimates reflect construction costs.
Recovery of costs is determined by PJM/FERC and will include more than PHI customers in each jurisdiction.

Note: See Safe Harbor Statement at the beginning of today's presentation.

Pepco Holdings, Inc

PHI's Blueprint for the Future


SEL

- **Responsive to customer expectations:**
  - Managing energy costs
  - Enhancing reliability
  - Protecting the environment
- **Includes significant investment:**
  - Advanced metering
  - Demand side management applications
  - Distribution automation
  - Customer information systems
- **Programs will provide the tools customers need to move into the future:**

Energy Efficiency	*Demand Response*	*Renewable Energy*
• Energy Star Appliance	• Smart Thermostat	• Net Energy Metering
• Efficient Heat Pumps	• Innovative Rate Structures	• Green Choice
• Efficient Lighting		

- **Filed in DE, MD and DC; filing in NJ later in 2007**
- **Multi-year effort across PHI service territory**
- **Regulatory support is essential**

PHI Blueprint -
Preliminary Estimated Capital Cost and Timing (1)

(Dollars in Millions)

	2008	2009	2010	2011	2012 - 2014	Total
Pepco	$ 30	$ 72	$ 77	$ 79	$ 12	$ 270
Distribution Automation	4	6	8	4	2	
Automated Meter Infrastructure	20	55	58	64	10	
Meter Data Management System	5					
Smart Thermostat (2)	1	11	11	11		
Delmarva Power	$ 22	$ 64	$ 68	$ 46	$ 9	$ 209
Distribution Automation	1	4	8	6	6	
Automated Meter Infrastructure (3)	17	50	50	30	3	
Meter Data Management System	3					
Smart Thermostat (2)	1	10	10	10		
Atlantic City Electric	$ 10	$ 12	$ 12	$ 17	$ 116	$ 167
Distribution Automation	1	2	2	4	6	
Automated Meter Infrastructure	7	10	10	12	80	
Meter Data Management System	2					
Smart Thermostat (2)				1	30	
Total	$ 62	$ 148	$ 157	$ 142	$ 137	$ 646

(1) Excludes CIS improvement

(2) May be capitalized or expensed depending on program design

(3) Includes electric and gas meters

Note: See Safe Harbor Statement at the beginning of today's presentation.

Power Delivery - Summary

Achieve

- Regulatory Success
- Customer Growth
- Operational Excellence
- Infrastructure Investments
- Blueprint Implementation

Deliver

At Least 4% Annual Average Earnings Growth

Pepco Holdings, Inc

Note: See Safe Harbor Statement at the beginning of today's presentation.

Regulatory Highlights

- Reasonable settlement approved in Delmarva Power gas distribution base rate case in Delaware
- Three electric distribution base rate cases underway:
  - Delmarva Power – Maryland
  - Pepco – Maryland
  - Pepco – District of Columbia
- Bill Stabilization Adjustment mechanisms proposed in each rate case *
- "Blueprint for the Future" filed in Delaware, Maryland and the District of Columbia
- FERC formula rates approved and in effect June 1, 2006; will be updated May 1, 2007 for implementation June 1, 2007

* See appendix for more information.

Delmarva Power DE Gas Distribution Rate Case Settlement

(Dollars in Millions)

	Delmarva Power Gas Case			
	DPL	Staff	DPA	Settlement
Pro Forma Rate Base	$238	$228	$213	N/A
Equity Ratio	46.90%	46.90%	46.90%	46.90%
ROE	11.00%	9.75%	9.70%	10.25%
BSA Recommended	Yes	No	No	No (1)
Revenue Requirement	$15.0	$6.6	$7.9	$9.0 (2)
Depreciation Expense Reduction	$0.0	$2.2	$0.0	$2.1

- Settlement approved March 20, 2007
- Rates in effect April 1, 2007

(1) While a bill stabilization adjustment mechanism was not adopted, the parties to the settlement have agreed to participate in a generic statewide proceeding initiated by the Commission for the purpose of investigating decoupling mechanisms for electric and gas distribution utilities.

(2) Includes the $2.5 million increase that was put into effect on November 1, 2006.

Pepco Holdings, Inc

Electric Distribution Rate Cases - Summary

(Dollars in Millions)	*Pepco*		*Delmarva Power*
	District of Columbia	*Maryland*	*Maryland*
Filing Date	12/12/06	11/17/06	11/17/06
Rate Base as Filed	$981	$885	$272
Equity Ratio	46.55%	46.55%	47.95%
ROE with BSA[(1)]	10.75%	11.00%	11.00%
ROE without BSA	11.00%	11.25%	11.25%
Request with BSA	$46.2	$47.4	$18.4
Request without BSA	$50.5	$55.7	$20.3
Residential Total Bill % Increase[(2)]	7.8%	3.9%	3.4%
Expected Timing of Decision	9/07	6/07	6/07
Case No./Docket No.	1053	9092	9093

(1) BSA = Bill Stabilization Adjustment Mechanism
(2) Without BSA

Note: See Safe Harbor Statement at the beginning of today's presentation.

Pepco Holdings, Inc

Electric Distribution Rate Cases - Timeline

	Pepco		Delmarva Power
	District of Columbia	Maryland	Maryland
Staff/OPC Testimony	5/16/07	3/7/07	3/7/07
Rebuttal, Cross Rebuttal Testimony	6/7/07	4/2/07	4/2/07
Evidentiary Hearings	6/26-29/07	4/12-13,16/07	4/5-6,9/07
Initial Briefs	7/25/07	5/4/07	4/27/07
Reply Briefs	8/3/07	5/15/07	5/9/07
Expected Timing of Decision	Mid-Sept.	Mid-June	Mid-June

Note: See Safe Harbor Statement at the beginning of today's presentation.

Pepco Holdings, Inc

Distribution Rate Case Summary of Positions – Pepco MD

Pepco Holdings, Inc

(Dollars in Millions)	*Pepco Maryland Electric Case*		
	Pepco	*Staff*	*OPC*
Adjusted Rate Base	$885	$770	$898
Equity Ratio	46.55%	47.69%	28.55%
ROE	11.00%	10.50%	8.97%
BSA Recommended	Yes	Yes	See note 1
Revenue Requirement	$47.4 (2)	$24.9	($52.6)
Depreciation Expense Reduction	$6.3	$6.3	$50.6

(1) OPC does not recommend or reject the BSA. However, their revenue requirement recommendation assumes adoption of the BSA, and the ROE recommendation has been lowered by 81 basis points.

(2) The revenue requirement became $50.0 when data was updated to 12 months actual ended Sept. 2006.

Distribution Rate Case Summary of Positions – DPL MD

(Dollars in Millions)

	DPL Maryland Electric Case		
	DPL	Staff	OPC
Adjusted Rate Base	$272	$244	$277
Equity Ratio	47.95%	48.63%	31.44%
ROE	11.00%	10.50%	8.97%
BSA Recommended	Yes	Yes	See note 1
Revenue Requirement	$18.4[2]	$20.3	($9.1)
Depreciation Expense Reduction	($4.7)	($4.7)	$10.6

(1) OPC does not recommend or reject the BSA. However, their revenue requirement recommendation assumes adoption of the BSA, and the ROE recommendation has been lowered by 81 basis points.

(2) The revenue requirement became $25.3 when data was updated to 12 months actual ended Sept. 2006.

Pepco Holdings, Inc

Regulatory Summary

- Resources are in place to effectively manage and successfully complete distribution base rate cases
- Return to more stable regulatory and legislative environments in MD and DE; new PSC Chairman and Commissioners recently named in MD
- Reasonable outcome in settled Delmarva Power gas distribution case in DE
- MD and DC distribution rate case schedules on track for resolution in 2007
- Transition to competitive default supply markets complete in MD, DC, DE and NJ
- Reasonable default service deferral programs in place in MD and DE
- Filings made in DE, MD and DC to implement PHI Blueprint
- Continued focus on maintaining constructive relationships with regulators

Note: See Safe Harbor Statement at the beginning of today's presentation.

Business Overview

conectiv energy
A New Generation of Energy

Pepco Holdings, Inc

An Eastern PJM, mid-merit focused business.

Conectiv Energy Generating Facilities



PA
NJ
MD
DE
VA

2006 Capacity (4,182 MW)



Peaking Units, 15%
Units Under Contract, 12%
Coal, 8%
Oil-Fired Steam, 13%
Gas Combined Cycle, 53%

Financial	
Property, Plant & Equipment – 12/31/06	$1,289 M
2005 Earnings	$ 48 M
2006 Earnings	$ 47 M
Total Inter-Company Debt	$ 690 M

Strengthening PJM Market

conectiv energy
A New Generation of Energy

Pepco Holdings, Inc

- Supply and demand are coming back into balance in eastern PJM.
- The PJM auction for capacity for 2007/08 planning period was held in mid-April.
  - Eastern MAAC: $198/MW-Day (all units except Bethlehem)
  - Southwest MAAC: $189/MW-Day
  - Balance of Pool: $41/MW-Day (Bethlehem)

  ~ 2008/09 Auction will be held in July; 2009/10 Auction will be held in October
- Forward gas spark spreads have improved over the past year.
- Development of “Neptune” and “VFT” transmission projects are expected to remove substantial amounts of energy from Eastern PJM to New York.

These market developments are expected to add value to Conectiv Energy's assets.

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Gross Margins



Merchant Generation and Load Service Gross Margins
Dollars in Millions
$360
$310
$260
$210
$160
$110
$60
$10
-$40
$260
$283
$191
$248
$240
$200
$231
$310
$270
$360
$300
2004
2005
2006
2007 Forecast
2008 Forecast
Actual
Forecast

Energy Marketing Gross Margin		2005	2006	2007	2008
	Forecast	$15-$25	$15-$25	$15-$25	$15-$25
	Actual	$11	$25		

Note: See Safe Harbor Statement at the beginning of today's presentation.

Gross Margin Drivers

conectiv energy
A New Generation of Energy

Pepco Holdings, Inc

2007 gross margins should be higher:

- ↑ Higher capacity prices
- ↑ Improved margins on standard product hedges
- ↑ Higher output, reflecting improved supply/demand fundamentals
- ↑ Re-pricing of default electricity supply contracts
- ↓ Ancillary services revenue

2008 gross margins should continue to increase:

- ↑ Capacity prices are in effect for full calendar year
- ↑ Improved margins on standard product hedges
- ↑ Additional re-pricing of default electricity supply contracts
- ↔ No material increase in output
- ↓ Lowered margins from fuel hedges

Note: See Safe Harbor Statement at the beginning of today's presentations.

Current Investment Options Under Consideration

conectiv energy
A New Generation of Energy

Pepco Holdings, Inc

Delaware RFP Response

- Bid submitted in response to Delmarva RFP in Delaware
- 180 MW, dual fuel combined cycle plant at existing Hay Road site
- $140 - $160 million cost; 2011 commercial operation date

Delta Site

- Utilizes combustion turbines in inventory
- 540 MW dual fuel combined cycle plant at new Delta, PA site (air permits received)
- $350 - $400 million cost, 2010-2012 commercial operation date

Stand alone CT Project (s)

- 100 MW dual fuel combustion turbine at new or existing site
- Based on GE LMS100 technology – very flexible and efficient CT unit
- $70 - $75 million; commercial operation as early as 2009

Note: See Safe Harbor Statement at the beginning of today's presentation.

Impact of Delaware Multi-Pollutant Regulations

conectiv energy
A New Generation of Energy

Pepco Holdings, Inc

Range of Potential Compliance Options

		Potential Solution – Using New Technology		Existing Technology	
		2009	**2012**	**2009**	**2012**
Units 3 & 4	SO_2 NOx Mercury	TRONA Hybrid SNCR Carbon Injection	Nothing Additional	Same as first option	Wet Scrubbers SCR
Unit 5	SO_2 NOx	Low Sulfur Oil Hybrid SNCR	--	Same as first option	SCR
Capital Cost		$50 M		$250 M	

Schedule	
Jan – May	Unit testing and Modeling for TRONA and Hybrid SNCR
June	Finalize Compliance Plan
July	Submit Plan to DNREC

Compliance may require a combination of elements from both options. The economic viability of the units at a high level of expenditures is being evaluated.

Note: See Safe Harbor Statement at the beginning of today's presentation.

Pepco Energy Services – Business Overview

- PES provides retail energy supply and energy services to commercial and industrial (C&I) customers
- Retail electric supply is PES's main business driver
  - Complements PHI's regulated utility business; opportunity to serve customers who choose to shop
- Additional product offerings differentiate PES from its competitors and provides additional earnings
  - Retail natural gas supply
  - Energy efficiency services
- PES also owns:
  - 800 MW of peaking generation in Washington, DC
  - 2 transmission and distribution construction/service companies serving utility and infrastructure needs


PES Retail
Electric Supply Markets
Independent System Operator
PJM
New York ISO
New England ISO

Pepco Energy Services – 2006 Overview



Electric Contract Signings
(million MWh)
12
10
8
6
4
2
0
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06

- **A confluence of events helped make 2006 a record year for new contract signings**
- **Signed contracts up 119% over 2005**
- **Average new contract length approximately 1.5 years**



Retail Electric Delivered Volumes
(GWh)
15,000
12,000
9,000
6,000
3,000
0
2003
2004
2005
2006

- **Electric deliveries increased 6% over 2005**



Retail Electric Backlog – Year of Delivery
(million MWh)
20
15
10
5
0
Backlog
Delivered
14
15
9
6
2
2006
2007
2008
2009
2010

- **Brisk sales activity doubled total estimated backlog from year-end 2005**
- **Contract backlog provides longer-term stability**
- **Solid foundation for continued growth**

Pepco Holdings, Inc

Pepco Energy Services – 2006 Overview

Pepco Energy Services

Pepco Holdings, Inc

- **PES maintains a strong position in core PJM markets**
  - **Load in core PJM markets alone grew 60% in 2006**
  - **PJM remains strong market for competition**

Marketer	Market Share	MW Under Contract	Markets
Constellation NewEnergy	23%	15,200	National, Canada
Reliant Energy	12%	7,840	Texas, PJM
Suez Energy Resources	6%	3,850	National
TXU Energy	6%	3,800	Texas
Pepco Energy Services	**5%**	**3,540**	**PJM, NYISO**
Strategic Energy	5%	3,300	National

KEMA Retail Marketer Survey, August 2006

Pepco Energy Services	2006	2005	2004
Dollars in millions			
Revenue	$1,669	$1,488	$1,167
Gross Margin	$138	$130	$102
Net Income	$20.6	$25.7	$12.9
Impairments	$13.7	-	-
Net Income without Impairments	$34.3	$25.7	$12.9

- **PES is achieving strong earnings growth from both retail energy supply and energy services**
- **2006 results benefited from one-time gains on sale of excess supply and more favorable supply costs**

PHI - Financial Objectives

- Deliver Value
  - Achieve average annual utility earnings growth of at least 4%
  - Continue growth of competitive energy businesses to supplement utility earnings
  - Grow dividend commensurate with utility earnings growth

- Strengthen Financial Position
  - Achieve and maintain an equity ratio in mid-40% area by the end of 2008
  - Achieve and maintain a PHI corporate credit rating of BBB+/Baa1 or higher
  - Maintain liquidity position to provide financial flexibility
  - Achieve supportive regulatory outcomes

Note: See Safe Harbor Statement at the beginning of today's presentation.

Construction Expenditures – Driver of Earnings Growth


Construction Expenditures (1)
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$507
$26
$365
$116
$630
$49
$425
$156
$618
$58
$443
$117
$535
$46
$416
$73
$603
$99
$446
$58
$758
$185
$523
$50
2006 Actual (2)
2007
2008
2009
2010
2011
Transmission
Distribution
Competitive

(1) Excludes Mid-Atlantic Power Pathway (MAPP) and Blueprint projects.

(2) Construction expenditures include cash and accruals.

Note: See Safe Harbor Statement at the beginning of today's presentation.

Potential Additional Construction Expenditures

Rate Base Related

- MAPP Project
  - FERC authorized ROE is 11.3% for new facilities, AFUDC earned during construction
  - Estimated project total of $1.2 billion spent 2008 - 2014
- Blueprint
  - Assumes reasonable regulatory returns on investment
  - Estimated project total of $650 million spent 2008 – 2014

Compliance Related

- Conectiv Energy's compliance with Delaware's Multi-pollutant regulations – up to $200 million (in addition to the $50 million in the construction budget) spent 2008 – 2011

Note: See Safe Harbor Statement at the beginning of today's presentation.

Net Cash from Operating Activities vs. Construction Expenditures and Dividends



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$594(1)
$600 - $700 (2)
$700 - $800 (2)
$507
$630
$618
$535
$603
$200
$200
$200
$200
$200
2006 Actual
2007
2008
2009
2010
Net Cash from Operations
Dividends (3)
Construction Expenditures

(1) Adjusted cash from operations. See appendix for reconciliation.

(2) Cash from operations reflects various inputs, including regulatory and energy price assumptions that impact the utilities and competitive energy businesses.

(3) Dividend amount is based on the current annualized dividend rate of $1.04 per share. The dividend level is reviewed quarterly by the Board of Directors

NOTE: See Safe Harbor Statement at the beginning of today's presentation.

Stable, Secure Dividend

Pepco Holdings, Inc

- Indicated annual dividend of $1.04 per share
- Current dividend yield is 19% higher than the average dividend yield for companies in the S&P Electric Utilities Index
- Dividend growth commensurate with utility earnings growth

Attractive Dividend Yield


4.0%
3.0%
2.0%
1.0%
0.0%
3.51%
2.96%
PHI
S&P Electric Utilities

Notes: Dividend yield = Annual dividend per share / common stock price per share
Pricing data as of April 19, 2007
Source for S&P Electric Utilities information is Thomson Financial

See Safe Harbor Statement at the beginning of today's presentation.

Total Return – 2004 through 2006



Pepco Holdings Total Shareholder Return vs. S&P 500 and S&P 400 MidCap Electrics
Total Shareholder Return (Indexed to 100 at 12/31/03)
170
160
150
140
130
120
110
100
90
80
12/31/2003
2/29/2004
4/30/2004
6/30/2004
8/31/2004
10/31/2004
12/31/2004
2/28/2005
4/30/2005
6/30/2005
8/31/2005
10/31/2005
12/31/2005
2/28/2006
4/30/2006
6/30/2006
8/31/2006
10/31/2006
12/31/2006
POM (+52.6%)
S&P 500 Index (+34.7%)
S&P 400 MidCap Electrics (+47.5%)

Source: Thomson Financial

Opportunities and Challenges

We recognize the challenges...

- Regulatory environment
  - History of constructive results
  - Experienced regulatory team staffed to effectively manage multiple cases
- Lower Power Delivery sales growth
  - Proposed Bill Stabilization Adjustment mechanism “decouples” revenue from per unit consumption

And the opportunities...

- Rate case contributions
- Higher utility infrastructure investments (T&D)
- Implementation of PHI’s Blueprint
- Stable service territory with organic growth
- Recovery of the PJM wholesale energy market and implementation of the Reliability Pricing Model (Conectiv Energy)
- Continued C&I load growth and measured expansion (Pepco Energy Services)

Note: See Safe Harbor Statement at the beginning of today’s presentation.

Why Invest in PHI?

- ***Stable Earnings Base*** - Derived primarily from regulated T&D utility businesses

- ***Earnings Growth Potential*** - Driven by constructive regulatory outcomes, T&D utility infrastructure investments and competitive energy businesses

- ***Secure Dividend*** - Current dividend yield is 19% higher than the average dividend yield for companies in the S&P Electric Utilities index*

* Pricing data as of April 19, 2007

Note: See Safe Harbor Statement at the beginning of today's presentation.

Pepco Holdings, Inc

Appendix

PHI Mid-Atlantic Power Pathway

Preliminary Timeline


Cardiff
Salem
Dennis
Steele
Burches Hill
Chalk Pt
Vienna
Indian River
Possum Pt.
Calvert Cliffs
Loretto
Piney Grove
2010
Possum Point to Calvert Cliffs
2012
Calvert Cliffs to Indian River
2012
Vienna to Steele
2014
Vienna to Loretto to Piney Grove
2014
Indian River to Salem
2014
Dennis to Cardiff

- Most of the line would be built either on, or parallel to, existing right of way
- 52 miles would use existing towers
- Much of the route is along established transmission corridors through relatively rural areas

Note: See Safe Harbor Statement at the beginning of today's presentation.

Infrastructure Investment Strategy – Major Transmission Projects in PJM's RTEP

Pepco Holdings, Inc

	Utility	Scheduled In Service	Prior to 2007	Forecast 2007-11	Project Total
			(Dollars in Millions)		
New 230 kV Transmission Line and Substation to replace BL England Plant	ACE	Dec 2007	$ 27	$ 48	$ 75
New Alloway 500/230 kV Transmission Substation to alleviate PJM System overload contingency problem	ACE	May 2008	1	68	69
Transmission upgrades at the Red Lion/Kenney 500kV Substation and replacement of 230kV breakers, to relieve area congestion	DPL	Brkr - Dec 2008 Subst- May 2009	-	16	16
Southern New Castle County Family of Projects to convert several 69kV lines and substations to 138kV	DPL	June 2007	15	4	19
New Magnolia Area 138/25kV Substation-Transmission Line Portion	DPL	June 2010	-	12	12
New 230/69kV Transmission Substation at Cool Springs	DPL	June 2010	-	13	13
New 230 kV underground Transmission Lines between Palmers Corner, MD and Blue Plains, MD/DC to replace the transmission capability of Mirant's Potomac River Plant, which may be closed	Pepco	May 2007	27	54	81
Add 2nd 500/230kV Transformer at Brighton Substation	Pepco	June 2009	-	38	38
Upgrade Tower & Lines at Dickerson-Quince Orchard	Pepco	June 2011	-	20	20
Major Transmission Projects			$ 70	$ 273	$ 343
Other Transmission (Approximately 100 projects between $1 to $10 million each)	All			181	
Transmission Projects *				$ 454	

**Projects included in the Regional Transmission Expansion Plan (RTEP) mandated by PJM Interconnection.*

Note: See Safe Harbor Statement at the beginning of today's presentation.

Detailed Summary of Regulated Assets

(Dollars in Millions)

	Rate Base *	Construction Expenditures 2006	Construction Expenditures 2007-2011
Electric Distribution Rate Bases:			
Pepco (as of Sep 2006)	$ 1,866	$ 178	$ 1,104
Delmarva (most recently filed)	730	85	556
ACE (as of Dec 2002)	655	86	493
Total	3,251	349	2,153
Gas Distribution Rate Base:			
Delmarva (as of Mar 2006)	238	16	100
Electric Transmission Rate Bases:			
Pepco (as of Dec 2005)	305	43	129
Delmarva (as of Dec 2005)	274	41	157
ACE (as of Dec 2005)	249	32	168
Total	828	116	454
Total Regulated Assets	$ 4,317	$ 481	$ 2,707

* DPL and Pepco Maryland electric rate base and Pepco DC electric rate base data are taken from the 2006 base rate case filings. ACE electric rate base data is taken from the 2002 base rate case filing. DPL Delaware and Virginia electric rate base and Delaware gas rate base data are taken from the most recent reports filed with the regulatory commissions between December 31, 2005 and September 30, 2006. Such reports are developed in accordance with commission instructions, which are not necessarily the same as, and do not necessarily reflect, the filing position in all respects.

Note: See Safe Harbor Statement at the beginning of today's presentation.

Default Service Deferral Programs

(Dollars in Millions)

	MD - Pepco	MD - DPL	DE - DPL
Date of Supply Rate Increase	7/1/06	7/1/06	5/1/06
Total Bill Increase for Residential	39%	35%	59%
Rate Phase-In Period	12 months	12 months	13 months
Recovery Period	18 months	18 months	17 months
Recovery Begins	6/1/07	6/1/07	1/1/08
% of Participating Eligible Customers	2%	1%	47%
Estimated Maximum Deferral Balance	$1.4	$0.2	$51.4
Estimated After-Tax Interest Expense (1)	-	-	$3.0
Deferral Balance as of 12/31/06	$1.3	$0.2	$29.5

(1) Incurred over the rate deferral and recovery period (37 months in DE)

Maryland and Delaware are transitioning to a bidding process that results in more price stability

Note: See Safe Harbor Statement at the beginning of today's presentation.

Bill Stabilization Adjustment Mechanisms

- Under bill stabilization adjustment mechanisms, revenue is "decoupled" from unit sales consumption and is tied to the growth in number of customers
  - Eliminates revenue fluctuations due to weather and changes in customer usage patterns
- Benefits of bill stabilization mechanisms:
  - Utility revenue will be more predictable and better aligned with costs
  - Utilities will be better able to recover fixed costs
  - Customer bills will be more stable
  - Disincentives towards energy efficiency programs are reduced

Pepco Holdings, Inc

Bill Stabilization Adjustment Mechanism - Example

Distribution Sales and Revenue

Illustrative Data

	Test Year	Rate Year		
		Mild Weather	Normal Weather	Severe Weather
Residential Sales - MWh	6,000,000	5,785,500	6,090,000	6,394,500
Residential Customers	500,000	507,500	507,500	507,500
Normal Rate Process				
Approved Residential Revenues (1,000's)	$ 150,000	$ 144,638	$ 152,250	$ 159,863
Bill Stabilization Process				
Initial Residential Revenues (1,000's)	$ 150,000	$ 144,638	$ 152,250	$ 159,863
Bill Stabilization Adjustment (1,000's)		$ 7,613	$ -	$ (7,613)
Total Revenue (1,000's)		$ 152,250	$ 152,250	$ 152,250
Approved Revenue per Customer	$ 300	$ 300	$ 300	$ 300

Update on Delaware Multi-Pollutant Regulations

conectiv energy

A New Generation of Energy

Pepco Holdings, Inc

Regulations

- Final regulations issued on November 15
- Impacts plants fueled with coal and residual (No. 6) oil
- Requires plants to meet specific emission levels for NO_x, SO_2, and mercury
- Reductions to occur in two stages, 2009 and 2012 (2013 for mercury)

Impact on Conectiv Energy

- Affects Edge Moor Units 3 and 4 (260 MW coal-fired) and Unit 5 (445 MW oil-fired)
- Will require significant reductions in emissions from affected units

Status

- Conectiv Energy, NRG and the City of Dover filed appeals with the Environmental Appeals Board and complaints with the Delaware Superior Court in late 2006
- Decision on appeal and complaint may take 12 months

Hedge Update

conectiv energy
A New Generation of Energy

Pepco Holdings, Inc

Percentage of Total Merchant Generation & Load Service

2006 Gross Margins by Source



Fuel Switching (1%)
Ancillary Services (10%)
Hedging and Load Service (24%)
Capacity (7%)
Locational Value (7%)
Energy (51%)

On Peak Power Hedges (MWh basis)		
Hedge Period	**Target**	**12/31/06**
Months 1-12	50-100%	116%
Months 13-24	25-75%	78%
Months 25-36	0-50%	25%

Expected generation output is well hedged for 2007. Other products such as locational value and ancillary products can only be partially hedged.

Note: See Safe Harbor Statement at the beginning of today's presentation.

Projected Capital Expenditures

conectiv energy
A New Generation of Energy

Pepco Holdings, Inc

Dollars in Millions	2007	2008	2009	2010	2011
"Base" Amount	$14	$15	$16	$19	$15
Environmental					
- DE Multi-Pollutant	14	17	1	10	8
- Other	2	3	3	-	5
Growth					
- Delta Site (Total Cost = $350)	-	12	15	61	147
Total	$30	$47	$35	$90	$175

Note: See Safe Harbor Statement at the beginning of today's presentation.

Gross Margin Sensitivities

Driver	Current Market Prices [3]	Estimated Gross Margin Change (Dollars in Millions) [1], [2]	
		Change	2007
Eastern MAAC Capacity Price	2007 - $160/MW-day [4]	+ $50/MW-day [4] - $50/MW-day [4]	< 1 < -1
Natural Gas/Oil/Electricity	2007 - Tetco M3 Gas = $8.9/mmBtu; Del'd #6 Oil = $7.9/mmBtu; West Hub Onpk = $73/MWh	+ $2/mmBtu & + $10/MWh - $2/mmBtu & - $10/MWh	6 6
West Hub/Tetco M3 Gas Spark Spread	2007 - Gas Spark Spread = $1.8/MWh; (Summer = $27.2/MWh)	+ $4/MWh - $4/MWh	10 -1
CESI Unit On Dispatch Factor	2007 - On Dispatch Target = 93.5%	+ 2% On Dispatch - 4% On Dispatch	6 -12

(1) Based on current forward market prices and current positions of Conectiv Energy's portfolio, calculated using internal models. These estimates will change over time due to changes in forward market prices and/or changes in positions of Conectiv Energy's portfolio.
(2) Linear extrapolation of estimated changes shown to other data points is not necessarily valid.
(3) Current market prices for 2007 are based on forward prices from industry publications and broker quotes from mid-February, 2007. The 2007 market prices include actuals through mid-February, 2007.
(4) Capacity price change for 2007 only reflects market price changes starting in June, 2007 with the implementation of PJM's Reliability Pricing Model (RPM).

Note: See Safe Harbor Statement at the beginning of today's presentations.

PES Gross Margins by Business

Pepco Energy Services	Three Months Ended December 31,		Twelve Months Ended December 31,	
(Millions of dollars)	2006	2005	2006	2005
Retail Electric Sales (GWh)	3,990	2,801	13,656	12,842
Operating Revenue	$ 463.4	$ 387.9	$ 1,668.9	$ 1,487.5
Cost of Goods Sold	426.7	351.2	1,531.1	1,357.5
Gross Margin	36.7	36.7	137.8	130.0
Gross Margin Detail:				
Retail Energy Supply	21.1 (1)	16.9	68.0 (1)	56.0
Energy Services	15.5 (2)	15.7	61.0 (3)	53.8
Power Generation	0.1 (4)	4.1	8.8 (4)	20.2
Total	36.7	36.7	137.8	130.0
Operation and Maintenance Expenses	18.7	19.7	69.4	73.1
Depreciation	3.0	4.4	11.8	14.5
Impairment Loss (Adjustment)	(0.2)	-	18.9 (5)	-
Operating Expenses	21.5	24.1	100.1	87.6
Operating Income	$ 15.2	$ 12.6	$ 37.7	$ 42.4

(1) Retail Energy Supply gross margin increased quarter-over-quarter and year-over-year primarily due to higher electric volumes, more favorable supply costs and gains on the sale of excess supply partially offset by mark-to-market losses on de-designated hedges.

(2) Energy Services gross margin decreased quarter-over-quarter due to divestitures in 2006 partially offset by higher construction activity and improved fuel costs in the thermal energy business.

(3) Energy Services gross margin increased year-over-year due to higher construction activity and higher thermal energy sales.

(4) Power Generation gross margin decreased for the quarter and year-to-date compared to 2005 due to lower generation output.

(5) Impairment loss on certain Energy Services assets.

Reconciliation of Operating Income

Reported Operating Income Reconciled to Operating Income Excluding Special Item

For the twelve months ended December 31, 2006

(Dollars in Millions)

	Power Delivery	Conectiv Energy	Pepco Energy Services	Other Non-Regulated	Corporate & Other	PHI Consolidated
Reported Segment Operating Income	$467.8	$97.6	$37.7	$84.1	$6.1	$693.3
Percent of operating income	*67.5%*	*14.1%*	*5.4%*	*12.1%*	*0.9%*	*100.0%*
Special Item included in Operating Income						
Impairment loss on energy services assets			18.9			18.9
Operating Income excluding Special Item	$467.8	$97.6	$56.6	$84.1	$6.1	$712.2
Percent of operating income excluding special item	*65.7%*	*13.7%*	*7.9%*	*11.8%*	*0.9%*	*100.0%*

Note: Management believes the special item is not representative of the Company's core business operations.

Pepco Holdings, Inc

Reconciliation of Net Cash from Operations

GAAP Net Cash from Operating Activities to Adjusted Net Cash from Operating Activities

Dollars in Millions

	2006
Reported (GAAP) Net Cash from Operating Activities	$ 203
Adjustments:	
Change in margin deposits	212
IRS Mixed Service Cost income tax payment	121
ACE generation assets sale income tax payment	30
Mirant PPA settlement income tax payment	18
Pre-merger tax settlement payment	18
Current year tax payments on 2005 gains from asset sales	30
Regulatory deferred costs under recovery	32
Proceeds from Mirant Settlement	(70)
Adjusted Net Cash from Operating Activities	$ 594

Note: Management believes the adjustments are not representative of the Company's ongoing business operations.